UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2016

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 26, 2016, H&R Block, Inc. (the “Company”) announced structural changes designed to improve operations and profitability and to streamline operations in order to better align its resources to achieve long-term growth. As part of this realignment, Gregory J. Macfarlane, currently Chief Financial Officer, will become Senior Vice President, U.S. Retail Products and Operations effective May 1, 2016, responsible for all operational aspects of the U.S. retail business, the Company’s acquisition and development efforts, and Tax Plus products. In connection with this change, the Company has appointed Tony G. Bowen as Chief Financial Officer, as detailed under (c) below. Delos L. “Kip” Knight, currently President, U.S. Retail Operations, will become Senior Vice President, U.S. Franchise, Canada, and Australia effective May 1, 2016, and focus on management of the Company’s U.S. franchise operations and the Company’s operations in Canada and Australia.

In addition, on April 22, 2016, Jeffrey T. Brown, Chief Accounting and Risk Officer of the Company, provided notice to the Company that he will retire effective July 1, 2016. Mr. Brown will be succeeded as principal accounting officer by Kellie J. Logerwell, who currently serves as Vice President of Corporate and Field Accounting and whose appointment as Vice President and Chief Accounting Officer will become effective July 1, 2016. Additional information regarding Ms. Logerwell’s appointment is detailed under (c) below.

(c) On April 26, 2016, the Company also announced that Tony G. Bowen, 40, has been named the Company’s Chief Financial Officer, effective May 1, 2016. Mr. Bowen has been with the Company and its subsidiaries for 12 years, serving in a variety of finance and operational roles. Most recently, he has served as Vice President, Finance for the Company’s U.S. tax services business since May 2013. Prior to his current position, Mr. Bowen served as Vice President of the Company’s DIY tax business from August 2011 to May 2013 and as Assistant Vice President of Corporate Development from October 2009 to July 2011. Before October 2009, he served in a variety of other roles with the Company and its subsidiaries, including Program Director, Director of Hedging, and Senior Treasury Analyst.

Under the terms of his employment, which are not pursuant to an employment agreement, Mr. Bowen will receive an annual base salary of $400,000. He will also participate in the Company’s short term incentive program, with a target incentive of 75% of his annual base salary for the fiscal year ending April 30, 2017, and will be eligible to receive future equity grants as a participant in the Company’s long term incentive program. In connection with his appointment, Mr. Bowen will be a participant in the H&R Block Executive Severance Plan, the terms of which are described in the Company’s Proxy Statement for its 2015 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on July 28, 2015. In addition, he has agreed to the following post-employment restrictive covenants: non-disclosure of the Company’s confidential business information for two years following his last day of employment, non-solicitation of the Company’s employees for one year following his last day of employment, non-solicitation of the Company’s significant customers for two years following his last day of employment, and non-competition with the Company for two years following his last day of employment. The Company and Mr.

Bowen have also entered into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 and is incorporated herein by reference. Mr. Bowen does not have any family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K, nor is he a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As noted above, Ms. Logerwell will become Vice President and Chief Accounting Officer of the Company effective July 1, 2016. Ms. Logerwell, 46, has been with the Company and its subsidiaries for over 19 years. She has served as the Company’s Vice President of Corporate and Field Accounting since December 2014 and, prior to that role, was the Assistant Controller beginning in November 2010 and the Director of Corporate Accounting beginning in October 2005. Before October 2005 she served in a variety of other accounting-related roles with the Company, including Manager of Corporate Financial Reporting.

Ms. Logerwell’s compensation in connection with her role as Vice President and Chief Accounting Officer has not yet been determined, and will be set by the Company’s Compensation Committee at a later date. In connection with her appointment, the Company anticipates that Ms. Logerwell will enter into to the following post-employment restrictive covenants: non-disclosure of the Company’s confidential business information for two years following her last day of employment, non-solicitation of the Company’s employees for one year following her last day of employment, non-solicitation of the Company’s significant customers for two years following her last day of employment, and non-competition with the Company for two years following her last day of employment. The Company also intends to enter into the Company’s standard form of indemnification agreement for directors and officers with Ms. Logerwell, a copy of which was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2012 and is incorporated herein by reference. Ms. Logerwell does not have any family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K, nor is she a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On April 26, 2016, the Company issued a press release announcing the above-described management changes, which also announced preliminary fiscal year-to-date tax results through April 19, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release Issued April 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: April 26, 2016	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release Issued April 26, 2016